UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2005
                                                        ------------------

                                AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Oklahoma                      1-4702                 59-0936128
          --------                      ------                 ----------
(State or Other Jurisdiction       (Commission File          (IRS Employer
      of Incorporation)                Number)           Identification Number)

   641 Lexington Avenue, New York, New York                 10022
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   (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (212) 705-4700
                                                    --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            ------------

     Kable Fulfillment Services, Inc. ("KFS"), an indirect, wholly-owned subsidiary of AMREP Corporation (the "Company"), has entered into a sublease amendment effective September 21, 2005 for the facility it occupies in Louisville, Colorado. KFS originally leased the facility in April 2003 in connection with its acquisition of the subscription fulfillment business of Electronic Data Systems Corporation.

     The original sublease, which was scheduled to expire in April 2006, has been extended to 2014. The sublease amendment also eliminates space which is not needed for the KFS Louisville operations and provides for a reduction in annual rent from that provided in the original sublease.


                                    SIGNATURE
                                    ---------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMREP CORPORATION

Date:   September 26, 2005                        By:  /s/ Peter M. Pizza
        ------------------                             ------------------
                                                       Peter M. Pizza
                                                       Vice President and
                                                       Chief Financial Officer


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